Exhibit 99.1

BELLSOFT, INC. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2014 and 2013

Exhibit 99.1 -- Page 1

BELLSOFT, INC. AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS

TABLE OF CONTENTS

Page

Report of Independent Registered Public Accounting Firm	1

FINANCIAL STATEMENTS

Consolidated Balance Sheets	2

Consolidated Statements of Income and Comprehensive Income	3

Consolidated Statements of Changes in Shareholders' Equity	4

Consolidated Statements of Cash Flows	5

Notes to Consolidated Financial Statements	6-12

Exhibit 99.1 -- Page 2

CERTIFIED PUBLIC ACCOUNTANTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Bellsoft, Inc.

We have audited the accompanying consolidated balance sheets of Bellsoft, Inc. (the "Company") as of December 31, 2014 and 2013 and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and 2013 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ram Associates
Ram Associates
Hamilton, NJ January 21, 2016.

3240 EAST STATE STREET, HAMILTON, NJ 08619 (609) 631-9552/631-9553+ FAX   (888) 319-8898
PKRAM@RAMASSOCIATES.US

Exhibit 99.1 -- Page 3

BELLSOFT, INC. AND SUBSIDIARIES

Consolidated Balance Sheets
	December 31,
	2014	2013
ASSETS

CURRENT ASSETS
Cash	$1,209,793	$2,309,919
Accounts receivable, net	4,232,603	2,873,991
Employee advances	7,114	5,500
Prepaid expenses	4,604	59,697
Other receivable	38,025	-
TOTAL CURRENT ASSETS	5,492,139	5,249,107

PROPERTY AND EQUIPMENT, NET	111,856	98,050

OTHER ASSETS
Security deposits	85,916	88,296
Note receivable from shareholder	-	220,000
Other assets	7,076	5,824
TOTAL OTHER ASSETS	92,992	314,120

TOTAL ASSETS	$5,696,987	$5,661,277

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$1,150,862	$731,825
Accrued expenses	1,477,099	1,127,963
Customer advances	89,770	211,969
Line of credit	500,000	1,750,000
Income tax payable	21,143	29,953
TOTAL CURRENT LIABILITIES	3,238,874	3,851,710

SHAREHOLDERS' EQUITY
Common stock, no par, authorized 10,000 shares,
issued and outstanding 750 shares	102,875	102,875
Retained earnings	2,396,321	1,694,266
Accumulated other comprehensive loss	(127,865)	(68,904)
Non-controlling interest	86,782	81,330
TOTAL SHAREHOLDERS' EQUITY	2,458,113	1,809,567

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$5,696,987	$5,661,277

- See accompanying notes to consolidated financial statements -

Exhibit 99.1 -- Page 4

BELLSOFT, INC. AND SUBSIDIARIES

Consolidated Statements of Income and Comprehensive Income

Years Ended December 31

	2014	2013

REVENUES	$21,338,280	$20,813,072

OPERATING EXPENSES	20,415,251	19,837,896

Income from operations	923,029	975,176

OTHER INCOME (EXPENSES)
Interest income	2,434	1,901
Loss on disposal of assets	(1,202)	-
Interest expense	(28,578)	(26,970)
Unrealized gain on foreign currency	22,140	7,956
TOTAL OTHER EXPENSE	(5,206)	(17,113)

Income before income tax expense	917,823	958,063

Income tax expense	17,192	53,126

Net income	900,631	904,937

Net income/(loss), non-controlling interest	5,452	20,338

Net income, controlling interest	895,179	884,599

Other comprehensive income (loss):
Foreign currency translation adjustment	(58,961)	(3,683)

Comprehensive income	$836,218	$880,916

- See accompanying notes to consolidated financial statements -

Exhibit 99.1 -- Page 5

BELLSOFT, INC. AND SUBSIDIARIES

Consolidated Statements of Changes in Shareholders' Equity
Years Ended December 31, 2014 and 2013

			Accumulated
			Other		Total
		Non-Controlling	Comprehensive	Retained	Shareholders'
	Common Stock	Interest	Loss	Earnings	Equity
Balance at December 31, 2012	102,875	$60,992	$(65,211)	$3,020,097	$3,188,743
Net income		20,338		884,599	904,937
Shareholders' distributions				(2,210,430)	(2,210,430)
Foreign currency translation adjustment			(3,683)		(3,683)

Balance at December 31, 2013	102,875	81,330	(68,904)	1,694,266	1,809,567
Net income	-	5,452	-	895,179	900,631
Shareholders' distributions	-	-	-	(193,124)	(193,124)
Foreign currency translation adjustment	-	-	(58,961)	-	(58,961)

Balance at December 31, 2014	102,875	$86,782	$(127,865)	$2,396,321	$2,458,113

- See accompanying notes to consolidated financial statements -

Exhibit 99.1 -- Page 6

BELLSOFT, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows
Years Ended December 31,

	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$900,631	$904,937
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	24,040	47,320
Translation adjustment	(58,961)	2,564
Changes in assets and liabilities: Accounts receivable
	(1,358,612)	190,598
Employee advances	(1,614)	44,500
Prepaid expenses	55,093	(30,596)
Other receivable	(38,025)	-
Security deposits	2,380	10,061
Other assets	(1,252)	(5,824)
Accounts payable	419,037	(715,765)
Accrued expenses	349,136	(147,232)
Customer advances	(122,199)	206,487
Income tax payable	(8,810)	(11,559)
Net cash provided by operating activities	160,844	495,491

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(37,846)	(9,577)
(Increase)/decrease in note receivable from shareholder	220,000	(50,000)
Net cash provided by/(used in) investing activities	182,154	(59,577)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase/(decrease) in line of credit	(1,250,000)	1,750,000
Shareholders' distributions	(193,124)	(2,210,430)
Net cash used in financing activities	(1,443,124)	(460,430)

Net decrease in cash and cash equivalents	(1,100,126)	(24,516)

Cash at beginning of year	2,309,919	2,334,435

Cash at end of year	$1,209,793	$2,309,919

Supplemental disclosure:
Cash paid for interest	$28,578	$26,970
Cash paid for foreign income taxes	$59,864	$82,374

- See accompanying notes to consolidated financial statements -

Exhibit 99.1 -- Page 7

BELLSOFT, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2014 and 2013

NOTE 1 - NATURE OF OPERATIONS

Bellsoft, Inc. ("Bellsoft"), was incorporated in the State of Georgia on March 19, 1996. The Company provides implementation and custom development services for Enterprise Resource Planning (ERP) software.

On February 7, 2005, Bellsoft acquired 72% ownership interest in Bellsoft India Solutions Private (Pvt) Limited (Ltd), a company incorporated under the laws of India ("Bellsoft India").  The primary purpose of Bellsoft India is to provide back office and marketing functions to Bellsoft, Inc. Bellsoft India's fiscal year ends on March 31st.  For consolidation purposes Bellsoft India prepares statements for the reporting period, which corresponds with the fiscal year of the parent.

On August 31, 2011, Bellsoft formed BSI Global IT Solutions, Inc. (Bellsoft Canada), a company incorporated under the laws of Canada. The primary purpose of Bellsoft Canada is to provide implementation and custom development services for ERP software for clients in Canada. Bellsoft owns 100% of Bellsoft Canada.

Bellsoft India and Bellsoft Canada are collectively referred to as the Subsidiaries. Bellsoft, Inc. and the Subsidiaries are collectively referred to as the Company.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF CONSOLIDATION

The consolidated financial statements include the accounts of the Subsidiaries. All material intercompany transactions and balances have been eliminated in consolidation.

BASIS OF PRESENTATION

The Company has adopted the Financial Accounting Standards Board ("FASB") Codification ("Codification" or "ASC"). The Codification is the single official source of authoritative accounting principles generally accepted in the United States of America ("U.S. GAAP") recognized by the FASB to be applied by nongovernmental entities. All of the Codification's content carries the same level of authority.

FOREIGN OPERATIONS AND FOREIGN CURRENCY

The Subsidiaries' foreign operations are subject to risks inherent in operating under different legal systems and various political and economic environments. Among the risks are changes in existing tax laws, possible limitations on foreign investment and income repatriation, government price or foreign exchange controls, and restrictions on currency exchange. Net assets of foreign operations were approximately 19% and 12% of the Company's total net assets at December 31, 2014 and 2013, respectively. Cash held in foreign based bank accounts totaled approximately $290,000 and $268,000 at December 31, 2014 and 2013.

The Subsidiaries transact business in their local currencies. The financial statements reflect the translation of the functional currency statements to U.S. Dollars. Financial statements use end-of-period exchange rates for assets and liabilities, weighted average exchange rates for revenues and expenses, and historical rates for equity. The resulting foreign currency translation adjustment is recorded in accumulated other comprehensive income (loss) as a component of equity.

Exhibit 99.1 -- Page 8

BELLSOFT, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2014 and 2013

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

The Company recognizes revenue in accordance with FASB ASC 985-605-25-79. Revenue is derived from time and expense contracts and is recognized as the services are performed. Revenue received as reimbursements of billable expenses is reported on a gross basis within revenue and the related expenses are recorded in operating expenses. Unbilled revenue is comprised of revenue recognized in relation to efforts incurred on time and expense contracts  not billed at a period end where services are performed in accordance with  agreed terms. Customer advances represent payments received in advance of an engagement and are deferred until the service is performed.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

ACCOUNTS RECEIVABLE

The Company routinely assesses the financial strength of its customers and debtors and believes that its accounts receivable credit risk exposure is limited. Accounts receivable are carried at the original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. An allowance is provided for known and anticipated credit losses, as determined by management in the course of regularly evaluating individual customer receivables. This evaluation takes into consideration a customer's financial condition  and credit history, as well as current economic conditions. Accounts receivable are considered delinquent when they are over 90 days past due and are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded in income when received.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the assets, which range from 3 to 7 years.

Expenditures for maintenance and repairs are charged to income as incurred. Additions and betterments are capitalized. The cost of properties sold or otherwise disposed of, and the accumulated depreciation thereon, is eliminated from the property and reserve accounts, and gains and losses are reflected in the consolidated statements of operations.

INCOME TAXES

Bellsoft has elected to be taxed as an S corporation for income tax purposes effective January 1, 2002. Accordingly, the shareholders are responsible for income taxes; therefore, no provision for income taxes is included in these financial statements for Bellsoft, Inc.

Exhibit 99.1 -- Page 9

BELLSOFT, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2014 and 2013

Bellsoft's policy is to distribute dividends to provide funds for shareholders to pay income taxes on income reported by the Company.  Periodically, additional distributions are paid to reduce equity in excess of management's evaluation of the amount required for working capital. Management believes the payment of additional distributions will not negatively impact profitability or impair the operating needs of the Company. Equity distributions during the years ended December 31, 2014 and 2013 were $193,124 and $2,210,430, respectively.

The Company accounts for the effect of any uncertain tax positions based on a more likely than not threshold to the recognition of the tax positions being sustained based on the technical merits of the position under scrutiny by the applicable taxing authority. If a tax position or positions are deemed to result in uncertainties of those positions, the unrecognized tax benefit is estimated based on a cumulative probability assessment that aggregates the estimated tax liability for all uncertain tax positions. Interest and penalties assessed, if any, are accrued as income tax expense.

The Company has evaluated its tax positions and determined no uncertainty requires recognition. The Company files income tax returns in the U.S. federal jurisdiction, and various state jurisdictions, as well as the required foreign countries. The Company is generally no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2011.

ADVERTISING COSTS

Advertising costs are charged to operations when incurred.  Advertising expense were $25,069 and $54,429 for the years ended December 31, 2014 and 2013.

NOTE 3 - ACCOUNTS RECEIVABLE

Accounts receivable as of December 31, 2014 and 2013 are summarized as follows:

Amounts due for services rendered and billed:	2014	2013
Outstanding less than 90 days	$3,404,399	$2,539,564
Outstanding more than 90 days	-	-
	3,404,399	2,539,564
Less: allowance for doubtful accounts	(19,608)	-
Amounts due for services rendered and billed, net	3,384,791	2,539,564
Amounts due for services rendered not billed:	847,812	334,427
Accounts receivable, net	$4,232,603	$2,873,991

Exhibit 99.1 -- Page 10

BELLSOFT, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2014 and 2013

NOTE 4 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31,

	2014	2013
Computer equipment	$169,329	$180,262
Furniture and fixtures	50,321	73,006
Office premises - India	44,181	56,292
Software	72,988	90,019
Office equipment	70,235	110,392
Leasehold improvements	4,194	4,194
Fixed assets, gross	411,248	514,165
Less: accumulated depreciation	(299,392)	(416,115)
Fixed assets, net	$111,856	$98,050

Depreciation expense for the years ended December  31, 2014 and 2013 were $24,040  and $47,320, respectively.

NOTE 5 - LINE OF CREDIT

Bellsoft had a revolving line of credit based on an agreement dated May 13, 2011 with a current maturity date of October 30, 2015. The line of credit had a maximum borrowing base of $2,000,000 with the interest rate at BBA Libor Daily Floating plus 2.75%.  The line was secured by (1) a shareholders' personal guaranty and (2) a lien on all business assets of the Borrower including, but not limited to, accounts receivable, fixed assets and general intangible assets. The line of credit required Bellsoft, Inc. to meet certain financial and non- financial covenants which is typical to such agreements.

The outstanding balance of the line of credit was $500,000 and $1,750,000 at December 31, 2014 and 2013, respectively. Interest was accrued at 2.919% at December 31, 2014 and 2013. Total interest expense for the years ended December 31, 2014 and 2013 were $28,578 and $26,970, respectively.

The outstanding balance of the line of credit was fully paid off and cancelled subsequent to the share purchase agreement entered into by the Company and Ameri Holdings, Inc. (See Note 11).

Exhibit 99.1 -- Page 11

BELLSOFT, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2014 and 2013

NOTE 6 - INCOME TAXES

The Company accounts for income taxes under the provisions of the FASB ASC 740, Income Taxes. Current income tax expense consists of the following for the years ended December 31, 2014 and 2013:

Foreign income tax:	2014	2013
Canada	$8,848	$29,953
India	8,344	23,173
Total current income tax expense	$17,192	$53,126

In the ordinary course of business, there are many intercompany transactions that affect the calculation and estimation of the Company's tax liability. Although the Company's management believes that their tax estimates are reasonable, there is no assurance that the final determination of tax liability will not be different from what is reflected in the Company's income tax provisions and accruals.

NOTE 7 - EMPLOYEE BENEFIT PLAN

Bellsoft maintains a  defined contribution 401K plan covering all eligible employees of Bellsoft, Inc. Employees 21 years of age are eligible to participate in the plan after six months of service. Employees are allowed to contribute up to the maximum amount under the Internal Revenue Code. The plan allows Bellsoft to make a discretionary match of employee contributions.  During  2014 and 2013, Bellsoft contributed $12,164 and $17,209, respectively, to the Plan.

NOTE 8 - RECENT ACCOUNTING PRONOUNCEMENTS

i) On May 28, 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers  (Topic 606), with an effective date for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period, for public business entities, certain not-for-profit entities, and certain employee benefit plans. The effective date for all other entities was for annual reporting periods beginning after December 15, 2017, and interim periods within annual periods beginning after December 15, 2018.

The amendments in this Update defer the effective date of Update 2014-09. Public business entities, certain not-for-profit entities, and certain employee benefit plans should apply the guidance in Update
2014-09 to annual reporting periods beginning after December 15, 2017, including interim reporting periods within that reporting period. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period.

Exhibit 99.1 -- Page 12

BELLSOFT, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2014 and 2013

All other entities should apply the guidance in Update 2014-09 to annual reporting periods beginning after December 15, 2018, and interim reporting periods within annual reporting periods beginning after December 15, 2019. Earlier application is permitted only as of an annual reporting period beginning after December 15, 2016, including interim reporting periods within that reporting period, or an annual reporting period beginning after December 15, 2016, and interim reporting periods within annual reporting periods beginning one year after the annual reporting period in which an entity first applies the guidance in Update 2014-09.

ii) In January 2015, the FASB issued Accounting Standard Update, or ASU, 2015-01-Income Statement-Extraordinary and Unusual Items, which seeks to simplify income statement presentation by eliminating the concept of Extraordinary Items. This Update eliminates from GAAP the concept of extraordinary items. Subtopic 225-20, Income Statement—Extraordinary and Unusual Items, required that an entity separately classify, present, and disclose extraordinary events and transactions. The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. A reporting entity may apply the amendments prospectively. A reporting entity also may apply the amendments retrospectively to all prior periods presented in the financial statements. Early adoption is permitted provided that the guidance is applied from the beginning of the fiscal year of adoption.

NOTE 9 - OPERATING LEASES

Bellsoft leases office space in Lawrenceville, Georgia under a net operating lease agreement. Lease expense for leased property has been accounted for under the operating lease method where ownership of the asset does not transfer to the lessee.  The lease agreement has expired and the Company is a tenant at will on a month to month basis.

Bellsoft India leases office facilities in Chennai, India under a month to month net operating lease agreement.

Bellsoft Canada does not maintain office space.

Operating lease expense was $107,377 and $150,809 for the years ended December 31, 2014 and 2013.

NOTE 10 - CONCENTRATION OF CREDIT RISK

For the years ended December 31, 2014 and 2013, approximately 80% and 88% of Bellsoft's revenue was derived from five customers.   As of December 31, 2014 and 2013, approximately 70% and 78% of the Bellsoft's accounts receivable were due from four and three customers respectively.

For the years ended December 31, 2014 and 2013, 100% of Bellsoft Canada's revenue was derived from two customers.   As of December 31, 2014 and 2013, 100% and 96% of the Bellsoft Canada's accounts receivable were due from two customers, respectively.

Exhibit 99.1 -- Page 13

BELLSOFT, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2014 and 2013

At times the Company may have bank deposits in excess of the maximum amount of U.S. Federal or Canada deposit insured limits (FDIC and CDIC, respectively). As of December 31, 2014 and 2013, Bellsoft had approximately $671,000 and $1,795,000, respectively in unsecured cash reserves on deposit in excess of FDIC limit; Bellsoft Canada had approximately $127,000 and $130,000, respectively, in unsecured cash reserve on deposit in excess of CDIC limit.

NOTE 11 - SUBSEQUENT EVENTS

The Company has evaluated subsequent events through January 21, 2016, the date the consolidated financial statements were available to be issued.

On November 20, 2015, the Company entered into a share purchase agreement with Ameri Holdings, Inc. ('"AMERI") based in Princeton, New Jersey, for the consideration listed below. For financial accounting purposes, the Company recognizes September 1, 2015 as the effective date of the disposition.

The purchase price for the acquisition of the Company consisted of:

1. A cash payment in the amount of $3,000,000 at closing,
2. 235,295 shares of AMERI's common stock issued at closing,
3. $250,000 quarterly cash payments to be paid on the last day of each calendar quarter of 2016,
4. a $1,000,000 cash reimbursement to be paid 5 days following closing to compensate the sellers of the Company for a portion of the Company's approximate cash balance as of September 1, 2015,
5. approximately $2,500,000 to be paid and the amount confirmed within 30 days of closing in connection with the excess of the Company's accounts receivable over its accounts payable as of September 1, 2015, and
6. earn-out payments of approximately $500,000 a year for 2016 and 2017, if earned through the achievement of annual revenue and EBITDA targets specified in the purchase agreement, subject to downward or upward adjustment depending on actual results.

Simultaneously with the acquisition of the Company, Bellsoft entered into a Revolving Credit and Security Agreement (the "Credit Facility") with Federal National Payables, Inc., a Delaware corporation doing business as Federal National Commercial Credit (the "Lender"). Up to $6 million principal amount of advances may be extended under the Credit Facility. The Credit Facility will be used to pay a portion of the costs associated with the acquisition of Bellsoft, with the balance being available for general working capital of Bellsoft. The Credit Facility has a term of two years, which will automatically renew unless a written notice of termination is given by Bellsoft or the Lender to the other at least 60 days prior to the end of the original or any renewed term. Interest under the Credit Facility will accrue on the higher of (a) the outstanding principal amount of advances under the Credit Facility and (b) $2,000,000 at a per annum rate equal to the Prime Rate plus 1.00%, which will be payable monthly in arrears.  With each payment of interest, Bellsoft will also pay a servicing fee of 0.38% multiplied by the higher of (a) the average daily principal amount of advances under the Credit Facility for the previous calendar month or portion thereof and (b) $2,000,000. The Credit Facility is secured by substantially all of Bellsoft's assets. The amounts borrowed by Bellsoft under the Credit Facility are guaranteed by AMERI.

Exhibit 99.1 -- Page 14